                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report : February 8, 2005
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                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                     1-9125                11-2113382
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  (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)                File Number)        Identification No.)

                   1 NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                    -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the
        Exchange Act (17 CFR 240.14d-2 (b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the
        Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 8, 2005, the Compensation Committee of the Board of
Directors of American Technical Ceramics Corp. (the "Company") approved an increase in salary for Victor Insetta, the Company's Chairman, President and
Chief Executive Officer, from $340,000 to $390,000 per annum, effective June 1,
2005.

         On February 8, 2005, the Audit Committee of the Board of Directors
authorized the extension of the term of the consulting agreement between the
Company and Northport Systems, Inc., a corporation owned by Stuart Litt, a director of the Company. The term of the agreement was extended for one year through December 31, 2005, retroactive to January 1, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN TECHNICAL CERAMICS CORP.
                             ------------------------------------------
                                            (Registrant)

                                                /S/ ANDREW R. PERZ
                                        ---------------------------------
Date:    March 15, 2005                           Andrew R. Perz
                                            Vice President, Controller
                                          (Principal Accounting Officer)